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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                December 10, 2004


                       Cabot Microelectronics Corporation
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             (Exact name of registrant as specified in its charter)


                Delaware                     000-30205             36-4324765
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    (State or other jurisdiction of       (Commission File        (IRS Employer
             incorporation)                    Number)           Identification)


                    870 Commons Drive, Aurora, Illinois 60504
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               (Address of principal executive offices) (Zip Code)

                                 (630) 375-6631
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              (Registrant's telephone number, including area code)

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    |_| Written communications pursuant to Rule 425 under the Securities Act
        (17CFR 230.425)

    |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR240.14a-12)

    |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02         Departure of Directors or Principal Officers; Election of
                  Directors; Appointment of Principal Officers.


                  (b) On December 10, 2004, J. Joseph King resigned as a member of the Company's board of directors effective on such date. As a result, the Company's board of directors has been reduced in size from seven to six directors.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CABOT MICROELECTRONICS CORPORATION


Date: December 14, 2004                       By: /s/ H. CAROL BERNSTEIN
                                                  ------------------------------
                                                  H. Carol Bernstein
                                                  Vice President, Secretary and
                                                  General Counsel